                                                                    Exhibit 10.7

                            SHARE PURCHASE AGREEMENT
                            ------------------------

          THIS AGREEMENT made the 1st day of October, 1996,

B E T W E E N:

                                   TELESAT CANADA, a corporation
                                   ---------------
                                   incorporated pursuant to the laws of Canada,

                                   (hereinafter referred to as the "Vendor"),

                                            OF THE FIRST PART;

                                   -and-

                                   NTN INTERACTIVE NETWORK INC., a
                                   -----------------------------
                                   corporation amalgamated pursuant to the laws of Canada,

                                   (hereinafter referred to as the "Purchaser"),

                                            OF THE SECOND PART.

          WHEREAS the Vendor beneficially owns and controls all of the issued and outstanding Class A special shares in the capital of Magic Lantern Communications Ltd., a corporation amalgamated pursuant to the laws of Canada (hereinafter referred to as the "Company");

          AND WHEREAS the Vendor desires to sell and the Purchaser desires to purchase the said issued and outstanding shares in the capital of the Company owned by the Vendor, all upon and subject to the terms and conditions hereinafter set forth;

          NOW THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained (the adequacy of which consideration as to each of the parties hereto is hereby mutually admitted), the parties hereto hereby covenant and agree as follows:

                                   ARTICLE 1
                  DEFINITIONS AND PRINCIPLES OF INTERPRETATION

1.1 Definitions. Whenever used in this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the respective meanings ascribed to them as follows:

          (a) "Agreement" means this Share Purchase Agreement and all instruments supplemental hereto or in amendment or confirmation hereof;

          (b) "Business Day" means a day other than a Saturday, Sunday or any day on which the principal commercial banks located at Toronto, Ontario are not open for business during normal banking hours;

          (c) "Closing" means the completion of the sale to and purchase by the Purchaser of the Purchased Shares hereunder by the transfer and delivery of documents of title thereto and the payment of the purchase price therefor as contemplated herein;

          (d) "Closing Date" means the 1st day of October, 1996, or such other date as the Parties may agree as the date upon which the Closing shall take place;

          (e) "Closing Time" means 10:00 o'clock a.m. Toronto time, on the Closing Date or such other time on such date as the Parties may agree as the time at which the Closing shall take place;

          (f) "Parties" means the Vendor and the Purchaser, collectively, and "Party" means any one of them;

          (g) "Person" means any individual, corporation, partnership, trustee or trust or unincorporated association, and pronouns have a similarly extended meaning;

          (h) "Purchaser's Counsel" means Messrs. Walker, Head, Barristers and Solicitors, of Pickering, Ontario;

          (i) "Purchase Price" means the purchase price to be paid by the Purchaser to the Vendor for the Purchased Shares as provided in
               Article 2 hereof;

          (j) "Purchased Shares" means the 1,000 issued and outstanding Class A special shares in the capital of the Company; and

          (k) "Vendor's Counsel" means Jennifer E. Perkins, Secretary and General Counsel of the Vendor.

          Terms defined in the preamble to this Agreement shall have the same meanings herein as are ascribed thereto in the preamble.

1.2 Gender and Number - Words importing the singular include the plural and vice versa; words importing gender include all genders.

1.3 Entire Agreement - This Agreement, including the Schedules hereto, together with the agreements and other documents to be delivered pursuant hereto, constitute the entire agreement between the Parties pertaining to the subject matter hereof and supercede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties and there are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof except as specifically set forth herein and therein.

1.4 Waivers, etc. - No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the Party to be bound thereby. No waiver of any of the provisions of this Agreement, in whole or in part, shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

1.5 Other Words and Phrases - In this Agreement, unless otherwise expressly provided, (i) the words "hereof", "herein", "hereto" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Subsection, paragraph or other subdivision, and
(ii) all references to designated "Articles", "Sections", "Subsections", "paragraphs" or other subdivisions are to the designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Agreement.

1.6 Headings - The Article and Section headings contained herein are included solely for convenience of reference, are not intended to be full or accurate descriptions of the content thereof and shall not be considered part of this Agreement.

1.7 Applicable Law - This Agreement and the rights, obligations and relations of the Parties shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, and the courts of Ontario shall have exclusive jurisdiction to entertain any action in connection with this Agreement.

1.8 Currency - Unless otherwise specified, all references to currency herein are deemed to mean lawful money of Canada, and all amounts to be paid or calculated pursuant to this Agreement are to be paid or calculated in lawful money of Canada.

1.9 Schedules - the following are the schedules attached to and incorporated in this Agreement by reference and deemed to be an integral part hereof:

          Schedule "A"     --       Release
          Schedule "B"     --       Mutual Release


                                   ARTICLE 2
                               PURCHASE AND SALE


2.1 Purchase Price - At the Closing Time, the Vendor shall sell and the Purchaser shall purchase the Purchased Shares for an aggregate purchase price of $250,000.00

2.2       Action by Vendor and Purchaser at the Closing Time -

(a) Delivery of Certificates, etc. - The Vendor shall transfer and deliver to the Purchaser at the Closing share certificates representing the Purchased Shares duly endorsed in blank for transfer. The Vendor shall take such steps as shall be necessary to cause the Company to enter the Purchaser or its nominee upon the books of the Company as the holder of the Purchased Shares and to issue share certificates to the Purchaser or its nominee representing the Purchased Shares;

(b) Payment to the Vendor - The Purchase Price specified in Section 2.1 shall be paid and satisfied by the delivery by the Purchaser to the Vendor at the Closing of a certified cheque or bank draft payable to or to the order of the Vendor in the amount of $250,000.00.

2.3       Place of Closing - The Closing shall take place at the Closing
Time at the offices of the Purchaser's Counsel or at such other place as may be agreed upon by the Vendor and the Purchaser.

2.4 Tender - Any tender of documents or money hereunder may be made upon the Parties or their respective counsel, and money may be tendered by official bank draft drawn upon a Canadian chartered bank or by negotiable cheque payable in Canadian funds and certified by a Canadian chartered bank or trust company.

                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Vendor - The Vendor hereby represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying on such representations and warranties in connection with the transactions contemplated by this Agreement:

(a) Organization and Valid Existence - The Vendor is a corporation duly incorporated and organized and is validly existing under the laws of Canada and the Vendor has all necessary corporate power, authority and capacity to own and dispose of the Purchased Shares. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Vendor.

(b) Enforceability of Obligations - This Agreement constitutes a valid and binding obligation of the Vendor enforceable against it in accordance with its terms, subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

(c)       Right to sell - The Vendor:

          (i) is the sole beneficial owner of the Purchased Shares, which shares constitute all the issued and outstanding Class A special shares in the capital of the Company;

          (ii) has the exclusive right to dispose of the Purchased Shares as herein provided and such disposition will not violate, contravene, breach or offend against or result in any default under any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, statute, regulation, order, judgment, decree or law to which the Vendor is a party or subject or by which the Vendor is bound or affected; and

          (iii) is the holder of record of all the Purchased Shares, free and clear of any liens, charges, encumbrances or rights of others (other than the rights of the Purchaser hereunder) and no Person (other than the Purchaser hereunder) has any agreement, option or any rights capable of becoming an agreement or option for the acquisition of the Purchased Shares;

(d) Residence of the Vendor - The Vendor is not a non-resident of Canada for the purposes of the Income Tax Act (Canada);

(e) Third Party Approvals - There are no approvals, consents or waivers required to be obtained or applications required to be filed from or with governmental authorities in Canada or from any other Person whatsoever, including pursuant to any contracts containing prohibitions to the within transactions, in order to permit the transactions contemplated herein;

(f) Full Disclosure - None of the foregoing representations, warranties and statements of fact contains any untrue statement of material fact or omits to state any material fact necessary to make any such statement or representation not misleading to a prospective purchaser of the Purchased Shares.

3.2 Representations and Warranties of the Purchaser - The Purchaser hereby represents and warrants to the Vendor as follows and acknowledges that the Vendor is relying on such representations and warranties in connection with the transactions contemplated by this Agreement.

(a) Organization and Valid Existence - The Purchaser is a corporation duly amalgamated and organized and is validly existing under the laws of Canada and has all necessary corporate power, authority and capacity to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Purchaser;

(b) Enforceability of Obligations - This Agreement constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought;

(c) Residence of the Purchaser - The Purchaser is not a non-Canadian within the meaning of the Investment Canada Act.

3.3 No Broker - Each of the Parties represents and warrants to the others that all negotiations relating to this Agreement and the transactions contemplated hereby have been carried on between them directly and without the intervention of any other party in such manner as to give rise to any valid claims against any of the Parties for a brokerage commission, finder's fee or other like payment.

3.4 Non-Waiver - No investigations made by or on behalf of the Purchaser at any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any representation or warranty made by the Vendor herein or pursuant hereto.

3.5 Nature and Survival of Representations, Warranties and Covenants - All statements contained in any certificate or other instrument delivered by or on behalf of a Party pursuant to or in connection with the transactions contemplated by this Agreement shall be deemed to be made by such Party hereunder. All representations, warranties, covenants and agreements herein contained on the part of each of the Parties shall survive the Closing, the execution and delivery hereunder of share or security transfer instruments and other documents of title to the Purchased Shares and the payment of the consideration therefor, provided that the representations and warranties contained in Section 3.1, Section 3.2 and Section 3.3 shall only survive for a period of three (3) years from the Closing Time (such time hereinafter called the "Warranty Expiry Time").

          If no claim has been made against a Party hereto with respect to any incorrectness or misrepresentation in any such representation or warranty prior to the Warranty Expiry Time, such Party shall have no further liability hereunder with respect to such representation and warranty.


                                   ARTICLE 4
                    CONDITIONS PRECEDENT TO THE PERFORMANCE
                       BY THE PURCHASER AND THE VENDOR OF
                     THEIR OBLIGATIONS UNDER THIS AGREEMENT

4.1 Purchaser's Conditions - The obligation of the Purchaser to complete the purchase of the Purchased Shares hereunder shall be subject to the satisfaction of, or compliance with, in all materials respects, at or before the Closing Time, each of the following conditions precedent (each of which is hereby acknowledged to be inserted for the exclusive benefit of the Purchaser and may be waived by it in whole or in part):

          (a) Truth and Accuracy of Representations of Vendor at the Closing Time - All of the representations and warranties of the Vendor made in or pursuant to this Agreement, including, without limitation, the representations and warranties made by the Vendor and set forth in Sections 3.1 and 3.3 hereof, shall be true and correct as at the Closing Time, and the Purchaser shall have received a certificate from a duly authorized senior officer of the Vendor confirming the truth and correctness of the representations and warranties of the Vendor contained herein;

          (b) Performance of Obligations - The Vendor shall have performed or complied with, in all respects, all of its obligations, covenants and agreements hereunder;

          (c) Receipt of Closing Documentation - All documentation relating to the due authorization and completion of the sale and purchase hereunder of the Purchased Shares and all actions and proceedings taken on or prior to the Closing in connection with the performance by the Vendor of its obligations under this Agreement shall be satisfactory to the Purchaser and Purchaser's Counsel and the Purchaser shall have received copies of all such documentation or other evidence as it may reasonably request in order to establish the consummation of the transactions contemplated hereby and the taking of all corporate proceedings in connection therewith in compliance with these conditions, in form (as to certification and otherwise) and substance satisfactory to the Purchaser and Purchaser's Counsel;

          (d) Release - The Vendor shall have executed and delivered to the Purchaser a release in the form of the unexecuted release annexed hereto as Schedule "A";

          (e) Mutual Release - The Vendor shall have executed and delivered to the Purchaser a mutual release in regard to an agreement between the Vendor, the Company and Canadian Satellite Learning Services Inc. dated October 13, 1995, in the form of the unexecuted mutual release annexed hereto as Schedule "B".

4.2 Vendor's Conditions - The obligations of the Vendor to complete the sale of the Purchased Shares hereunder shall be subject to the satisfaction of or compliance with, at or before the Closing Time, each of the following conditions precedent (each of which is hereby acknowledged to be inserted for the exclusive benefit of the Vendor and may be waived by it in whole or in part):

          (a) Truth and Accuracy of Representations of Purchaser at Closing Time - All of the representations and warranties of the Purchaser made in or pursuant to this Agreement, including, without limitation, the representations and warranties made by the Purchaser and set forth in Sections 3.2 and 3.3 hereof, shall be true and correct as at the Closing Time and with the same effect as if made at and as of the Closing Time and the Vendor shall have received a certificate from a duly authorized senior officer of the Purchaser confirming the truth and correctness of the representations and warranties of the Purchaser contained herein;

          (b) Performance of Obligations - The Purchaser shall have performed or complied with, in all respects, all of its obligations, covenants and agreements hereunder;

          (c) Receipt of Closing Documentation - All documentation relating to the due authorization and completion of the sale and purchase hereunder of the Purchased Shares and all actions and proceedings taken on or prior to the Closing in connection with the performance by the Purchaser of its obligations under this Agreement shall be satisfactory to the Vendor and Vendor's Counsel and the Vendor shall have received copies of all such documentation or other evidence as it may reasonably request in order to establish the consummation of the transactions contemplated hereby and the taking of all corporate proceedings in connection therewith in compliance with these conditions, in form (as to certification and otherwise) and substance satisfactory to the Vendor and Vendor's Counsel;

          (d) The Purchaser shall have arranged for the execution and delivery to the Vendor of a mutual release in regard to an agreement between the Vendor, the Company and Canadian Satellite Learning Services Inc. dated October 13, 1995, in the form of the unexecuted mutual release annexed hereto as Schedule "B".


                                   ARTICLE 5
                                INDEMNIFICATION


5.1       Mutual Indemnifications for Breaches of Warranty, etc. - The
Vendor hereby covenants and agrees with the Purchaser, and the Purchaser hereby covenants and agrees with the Vendor (the Party so covenanting and agreeing to indemnify another Party being hereinafter in this Section 5.1 referred to as the "Indemnifying Party" and the party so to be indemnified being hereinafter referred to as the "Indemnified Party") to indemnify and save harmless the Indemnified Party, effective as and from the Closing Time, from and against any claims, demands, actions, causes of action, damage, loss, costs, liability or expense (hereinafter in this Article 5 called "Claims") which may be brought against the Indemnified Party and/or which it may suffer or incur as a result of, in respect of, or arising out of any material non-fulfillment of any covenant or agreement on the part of the Indemnifying Party under this Agreement or any incorrectness in or breach of any representation or warranty of the Indemnifying Party contained herein or in any certificate or other document furnished by the Indemnifying Party pursuant hereto. The foregoing obligation of indemnification in respect of such Claims shall be subject to the limitation mentioned in Section 3.5 hereof respecting the survival of the representations and warranties of the Parties.


                                   ARTICLE 6
                                    GENERAL

6.1 Public Notices - Except for disclosures required by law, all public notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and co-ordinated by the Vendor and the Purchaser and no Party shall act unilaterally in this regard without the prior approval of the other of them, such approval not to be unreasonably withheld.

6.2 Expenses - All costs and expenses (including without limitation, the fees and disbursements of legal counsel) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses.

6.3       Time - Time shall be of the essence hereof.

6.4 Notices - Any notice, direction or other document required or permitted to be given hereunder or for the purposes hereof (hereinafter in this Section 6.4 called a "notice") to any Party shall be in writing and shall be sufficiently given if delivered personally, or if sent by prepaid registered mail or if transmitted by facsimile to such Party:

          (a)  in the case of a notice to Vendor at:

               1601 Telesat Court
               Gloucester, Ontario
               K1B 5P4

               Facsimile No.: 613-748-8712

               Attention: Jennifer E. Perkins
                          Secretary and General Counsel

          (b)  in the case of a notice to the Purchaser at:

               14 Meteor Drive
               Etobicoke, Ontario
               M9W 1A4
               Facsimile No.: 416-675-8838

               Attention: President

               with a copy to Purchaser's Counsel at

               Walker, Head
               Barristers & Solicitors
               Suite 200, 1305 Pickering Parkway
               Pickering, Ontario
               L1V 3P2
               Facsimile No. 905-420-1073

               Attention: Mr. Victor A. Sgro

or at such other address as the Party to whom such writing is to be given shall have last notified the Party giving the same in the manner provided in this section. any notice delivered to the Party to whom it is addressed as hereinbefore provided shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a Business Day then the notice shall be deemed to have been given and received on the first Business Day next following such day. Any notice mailed as aforesaid shall be deemed to have been given and received on the third Business Day following the date of its mailing. Any notice transmitted by facsimile shall be deemed given and received on the first Business Day after its transmission. Failure to transmit timely or adequate notice to Vendor's Counsel or to Purchaser's Counsel, as the case may be, shall not invalidate, nullify or otherwise detrimentally affect the provision of same to a Party.

6.5 Assignment - Neither this Agreement nor any rights or obligations hereunder shall be assignable by any Party without the prior written consent of the other Party hereto. Subject thereto, this Agreement shall enure to the benefit of and be binding upon the Parties and other respective successors (including any successor by reason of amalgamation of the Purchaser or the Vendor) and permitted assigns.

6.6 Further Assurances - The Parties hereto shall with reasonable diligence do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated hereby, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions, whether before or after the Closing.

6.7 Severability - If any covenant or provision of this Agreement is prohibited in whole or in part in any jurisdiction, such covenant or provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining covenants and provisions hereof and shall, as to such jurisdiction, be deemed to be severed from this Agreement to the extent of such prohibition.

6.8 Counterparts - This Agreement may be executed by the Parties in separate counterparts each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

          IN WITNESS WHEREOF the Parties have hereunto duly executed this Agreement.

                                  TELESAT CANADA


                                  Per:             /s/ L. J. Boisvert
                                       -----------------------------------------
                                           L. J. Boisvert, President & C.E.O.


                                  Per:             /s/ J. E. Perkins
                                       -----------------------------------------
                                               J. E. Perkins, Secretary


                                  NTN INTERACTIVE NETWORK INC.


                                  Per:             /s/ Peter Rona
                                       -----------------------------------------
                                               President - Peter Rona

                                  SCHEDULE "A"

                                    RELEASE

TO: Magic Lantern Communications Ltd.


         (herein called the "Release")


         KNOW ALL MEN BY THESE PRESENTS that, in consideration of other good and valuable consideration and the sum of ONE DOLLAR ($1.00) of lawful money of Canada now paid by the Releasee to the undersigned (herein called the "Releasor"), the receipt and sufficiency of which is hereby acknowledged, the Releasor hereby remises, releases and forever discharges the Releasee, of and from all manner of actions, causes of action, suits, debts, dues, duties, accounts, bonds, covenants, contracts, claims and demands whatsoever which against the Releasee, the Releasor, as a shareholder of the Releasee, ever had, now has or hereafter can, shall or may have for or by reason of or in any way arising out of any cause, matter or thing whatsoever existing up to the present time relating to, or arising directly or indirectly by reason of or as a consequence of, the Releasor; having been a shareholder of the Releasee.

         AND in consideration of the foregoing, the Releasor covenants and agrees not to make any claims or take any proceedings against any corporation, firm or person which could claim contribution and/or indemnity against the Releasee, pursuant to the provisions of any statute or otherwise with respect to any of the aforesaid matters.

         AND the provisions hereof shall enure to the benefit of and be enforceable by the successors and assigns of the Releasee and shall be binding upon and enforceable against the successors of the Releasor.

         IN WITNESS WHEREOF the Releasor has duly executed this Release the 1st day of October, 1996.

                                        TELESAT CANADA

                                        Per: ______________________________


                                        Per: ______________________________

                                  SCHEDULE "B"

                                 MUTUAL RELEASE


         The undersigned hereby acknowledge and agree that the agreement between the undersigned and Canadian Satellite Learning Services Inc. dated October 13, 1995 (the "Agreement") is hereby terminated and cancelled and of no further force and effect, and the undersigned further hereby remise, release and forever discharge each other of and from all manner of actions, causes of action, suits, debts, dues, duties, accounts, bonds, covenants, contracts, claims and demands which against each other, each of them ever had, now has or hereafter can, shall or may have for or by reason of or in any way arising out of the Agreement.

         AND in consideration of the foregoing, each of the undersigned covenants and agrees not to make any claims or take any proceedings against any corporation, firm or person which could claim contribution and/or indemnity against the other of them, pursuant to the provisions of any statute or otherwise with respect to any of the aforesaid matters.

         AND the provisions hereof shall enure to the benefit of and be enforceable by the successors of the undersigned and shall be binding upon and enforceable against the successors of the undersigned.

         IN WITNESS WHEREOF the undersigned has duly executed this Release the 1st day of October, 1996.

                                        TELESAT CANADA

                                        Per: ______________________________


                                        Per: ______________________________


                                        MAGIC LANTERN COMMUNICATIONS
                                        LTD.

                                        Per: ______________________________


                                        Per: ______________________________

                                    RELEASE

TO: Magic Lantern Communications Ltd.


         (herein called the "Releasee")


         KNOW ALL MEN BY THESE PRESENTS that, in consideration of other good and valuable consideration and the sum of ONE DOLLAR ($1.00) of lawful money of Canada now paid by the Releasee to the undersigned (herein called the "Releasor"), the receipt and sufficiency of which is hereby acknowledged, the Releasor hereby remises, releases and forever discharges the Releasee, of and from all manner of actions, causes of action, suits, debts, dues, duties, accounts, bonds, covenants, contracts, claims and demands whatsoever which against the Releasee, the Releasor, as a shareholder of the Releasee, ever had, now has or hereafter can, shall or may have for or by reason of or in any way arising out of any cause, matter or thing whatsoever existing up to the present time relating to, or arising directly or indirectly by reason of or as a consequence of, the Releasor having been a shareholder of the Releasee.

         AND in consideration of the foregoing, the Releasor covenants and agrees not to make any claims or take any proceedings against any corporation, firm or person which could claim contribution and/or indemnity against the Releasee, pursuant to the provisions of any statute or otherwise with respect to any of the aforesaid matters.

         AND the provisions hereof shall enure to the benefit of and be enforceable by the successors and assigns of the Releasee and shall be binding upon and enforceable against the successors of the Releasor.

         IN WITNESS WHEREOF the Releasor has duly executed this Release the 1st day of October, 1996.

                                        TELESAT CANADA

                                        Per: /s/ L. J. Boisvert
                                             -----------------------------------
                                             L. J. Boisvert, President & C.E.O.



                                        Per: /s/ J. E. Perkins,
                                             -----------------------------------
                                             J. E. Perkins, Secretary

                                 MUTUAL RELEASE


         The undersigned hereby acknowledge and agree that the agreement between the undersigned and Canadian Satellite Learning Services Inc. dated October 13, 1995 (the "Agreement") is hereby terminated and cancelled and of no further force and effect, and the undersigned further hereby remise, release and forever discharge each other of and from all manner of actions, causes of action, suits, debts, dues, duties, accounts, bonds, covenants, contracts, claims and demands which against each other, each of them ever had, now has or hereafter can, shall or may have for or by reason of or in any way arising out of the Agreement.

         AND in consideration of the foregoing, each of the undersigned covenants and agrees not to make any claims or take any proceedings against any corporation, firm or person which could claim contribution and/or indemnity against the other of them, pursuant to the provisions of any statute or otherwise with respect to any of the aforesaid matters.

         AND the provisions hereof shall enure to the benefit of and be enforceable by the successors of the undersigned and shall be binding upon and enforceable against the successors of the undersigned.

         IN WITNESS WHEREOF the undersigned has duly executed this Release the 1st day of October, 1996.

                                        TELESAT CANADA

                                        Per: /s/ L. J. Boisvert
                                             -----------------------------------
                                             L. J. Boisvert, President & C.E.O.



                                        Per: /s/ J. E. Perkins,
                                             -----------------------------------
                                             J. E. Perkins, Secretary


                                        MAGIC LANTERN COMMUNICATIONS
                                        LTD.

                                        Per: /s/ Douglas Connolly
                                             -----------------------------------
                                             President, Douglas Connolly

                                        Per: /s/ Jackson L. Chercover
                                             -----------------------------------
                                             Secretary, Jackson L. Chercover